AMENDMENT TO
                              AMENDED AND RESTATED
                        PRICING AND BOOKKEEPING AGREEMENT

         This Amendment is made and entered into this 1st day of July, 2001 by and between Liberty-Stein Roe Institutional Floating Rate Income Fund (the "Fund"), a Massachusetts business trust, and Stein Roe & Farnham Incorporated ("Stein Roe"), a Delaware corporation.

         WHEREAS, the Fund and Stein Roe previously entered into an Amended and Restated Pricing and Bookkeeping Agreement dated August 3, 1999, as amended (the "Agreement"); and

         WHEREAS, the parties desire to amend the compensation provision of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

          1. Paragraph 5 (Compensation) of the Agreement is amended and restated in its entirety as follows:

               "5. Compensation. The Fund will pay Stein Roe a monthly fee consisting of a Flat Fee plus an Asset-Based Fee, as follows:

                    (a)  "Flat Fee." An annual fee of $5,000, paid monthly; plus


                    (b) "Asset-Based Fee." For any month that the Fund has average net assets of more than $50 million, a fee equal to the average net assets of the Fund for that month multiplied by the Asset-Based Fee Rate. The "Asset-Based Fee Rate" shall be calculated as follows:

                           [(number of stand-alone funds and master funds on Schedule A x $105,000) + (number of feeder funds on Schedule A x $12,000) - (annual flat fees payable by each fund on Schedule A)] / (average monthly net assets of all stand-alone funds and feeder funds on Schedule A with average monthly net assets of more than $50 million in that month)

               [Note: certain of the funds listed on Schedule A are not party to the Agreement but are listed for the purpose of calculating the Asset-Based Fee Rate.] The Fund also shall reimburse Stein Roe for any and all out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities, in performing services under this Agreement."


         A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed and delivered this Agreement as of the date first written above.

                                            LIBERTY-STEIN ROE INSTITUTIONAL
                                            FLOATING RATE INCOME FUND

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                            STEIN ROE & FARNHAM INCORPORATED

                                            By:
                                               ---------------------------------
                                                     Name:
                                                     Title:

                                   SCHEDULE A

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST I
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty High Yield Securities Fund                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Income Fund                                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Strategic Income Fund                               Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Managed Growth Fund                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Managed Growth Fund II                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Managed Value Fund                              Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Managed Aggressive Growth Fund                  Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST II
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Japan Opportunities Fund                    Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Intermediate Government Fund                        Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Greater China Fund                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Money Market Fund                                   Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST III
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Select Value Fund                                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport International Equity Fund                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
The Liberty Fund                                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Global Equity Fund                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Federal Securities Fund                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Contrarian Small-Cap Fund                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Contrarian Equity Fund                              Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Contrarian Income Fund                              Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Contrarian Fund                                     Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST IV
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty High Yield Municipal Fund                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Exempt Fund                                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Tax-Exempt Insured Fund                             Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Liberty Utilities Fund                                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Municipal Money Market Fund                         Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST V
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty California Tax-Exempt Fund                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Connecticut Tax-Exempt Fund                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Massachusetts Tax-Exempt Fund                       Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Liberty New York Tax-Exempt Fund                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Ohio Tax-Exempt Fund                                Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Global Young Investor Fund                          Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST VI
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Small Cap Value Fund                                Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Growth & Income Fund                                Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Asia Pacific Fund                           Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY FUNDS TRUST VII
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Tiger Fund                                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Europe Fund                                 Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Intermediate Municipals Fund                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Municipal Money Market Fund                       Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Managed Municipals Fund                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe High Yield Municipals Fund                        Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Midcap Growth Fund                                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Focus Fund                                        Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Small Company Growth Fund                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Capital Opportunities Fund                        Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Global Thematic Equity Fund                       Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Balanced Fund                                     Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe European Thematic Equity Fund                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Growth Investor Fund                                Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe International Fund                                Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Asia Pacific Fund                                 Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Growth Stock Fund                                 Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Young Investor Fund                               Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY-STEIN ROE FUNDS TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Institutional Client High Yield Fund              Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY-STEIN ROE ADVISOR TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Young Investor Fund                                 Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Growth Stock Fund                                   Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY-STEIN ROE FUNDS INCOME TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Cash Reserves Fund                                Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Income Fund                                       Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe High Yield Fund                                   Feeder
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Intermediate Bond Fund                            Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
SR&F BASE TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Cash Reserves Portfolio                                Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Municipal Money Market Portfolio                       Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F High-Yield Municipals Portfolio                        Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Intermediate Bond Portfolio                            Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Income Portfolio                                       Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F High Yield Portfolio                                   Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F International Portfolio                                Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Growth Investor Portfolio                              Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Balanced Portfolio                                     Master
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SR&F Growth Stock Portfolio                                 Master
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Liberty Floating Rate Fund                                  Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Liberty-Stein Roe Institutional Floating Rate Income Fund   Feeder
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
Stein Roe Floating Rate Limited Liability Company           Master
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
CLOSED END FUNDS
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Intermediate High Income Fund                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial InterMarket Income Trust I                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Insured Municipal Fund                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial California Insured Municipal Fund                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial New York Insured Municipal Fund                    Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Municipal Income Trust                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Investment Grade Municipal Trust                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial High Income Municipal Trust                        Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Floating Rate Advantage Fund                        Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
LIBERTY VARIABLE INVESTMENT TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Value Fund, VS                                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Global Equity Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial U.S. Growth & Income Fund, VS                      Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Small Cap Value Fund VS                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty All-Star Equity Fund, VS                            Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Crabbe Huson Real Estate Fund, VS                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Select Value Fund, VS                               Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty S&P 500 Index Fund, VS                              Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Rydex Health Care Fund, VS                                  Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Rydex Financial Services Fund, VS                           Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Global Utilities Fund, VS                         Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial Strategic Income Fund, VS                          Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial High Yield Securities Fund, VS                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial International Horizons, Fund, VS                   Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Colonial International Fund for Growth Fund, VS             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Liberty Newport Japan Opportunities Fund, VS                Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Newport Tiger Fund, VS                                      Fund
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
STEINROE VARIABLE INVESTMENT TRUST
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Balanced Fund, VS                                 Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Growth Stock Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Small Company Growth Fund, VS                     Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Money Market Fund, VS                             Fund
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
Stein Roe Federal Securities Fund, VS                       Fund
----------------------------------------------------------- --------------------